UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01466

Pioneer Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2022

Date of reporting period: January 1, 2022 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Fund

Semiannual Report | June 30, 2022

A: PIODX	C: PCODX	K: PIOKX	R: PIORX	Y: PYODX

visit us: www.amundi.com/us

Pioneer Fund | Semiannual Report | 6/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly outside the US.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

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At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fund | Semiannual Report | 6/30/22 3

Portfolio Management Discussion | 6/30/22

In the following discussion, Jeff Kripke discusses the market environment during the six-month period ended June 30, 2022, and Pioneer Fund’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with James Yu, a vice president and a portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi US, and John Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform over the six-month period ended June 30, 2022?
A	Pioneer Fund’s Class A shares returned -20.00% at net asset value during the six-month period ended June 30, 2022, while the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned -19.96%. During the same six-month period, the average return of the 1,393 mutual funds in Morningstar’s Large Blend Funds Category was -19.30%.
Q	How would you describe the market for equities during the six-month period ended June 30, 2022?
A	This was a tumultuous six-month period, with the US equity market posting a decline of 20%, the worst six-month return to start a calendar year since 1970, as measured by the Fund’s benchmark, the S&P 500. Soaring inflation, supply chain constraints, and geopolitical tensions combined to pressure the outlook for the global economy over the six-month period. The emergence of more virulent Omicron variants of the COVID-19 virus continued to wreak havoc on the global supply chains, and China saw a rise in the number of COVID-19 infections, and, with its “zero-COVID” policy, the government put the City of Shanghai in lockdown for over two months, which dented consumption and caused further constraints on manufacturing and trade.

Russia’s invasion of Ukraine during the late winter further exacerbated inflationary pressures and increased the risk of an economic slowdown. Given the importance of Russia and Ukraine in the export markets for wheat, fertilizer, oil, and gas, the detrimental effects of the war and the coordinated sanctions placed on Russia by the US and some European nations led to a spike in a number of commodity prices. In fact, US inflation data reached a level not seen in the last 40 years, and consumer confidence declined.

4 Pioneer Fund | Semiannual Report | 6/30/22

Equities have struggled as the Federal Reserve (Fed) has aggressively raised interest rates to combat persistent inflation, which, as noted above, reached levels not seen since 1981 during the second quarter. Consumer confidence, as measured by the University of Michigan, also weakened. The University’s sentiment indicator dropped to 50 in June, the lowest reading since 1952. Declining consumer sentiment further heightened investors’ concerns over slowing economic growth in the world’s largest economy, as consumer spending has historically accounted for a majority of the US gross domestic product (GDP).

Within the S&P 500, 10 of 11 sectors turned in negative performance during the six-month period, with consumer discretionary and communication services, both down by more than 30%, and information technology (-27%) the worst performers. Energy was the only sector to show a positive return, gaining 32% for the first six months of 2022, as commodity prices have risen significantly, driven by concerns over inadequate oil supplies globally in the wake of Russia’s invasion of Ukraine. Despite generating negative performance for the period, utilities, down by less than 1%, consumer staples (-6%), and health care (-8%) held up better than most other sectors within the S&P 500.

Q	Which of your investment decisions contributed positively to, or detracted from, the Fund’s benchmark-relative performance during the six-month period ended June 30, 2022?
A	The Fund performed essentially in line with the S&P 500 during the six-month period. With regard to sector allocation, the portfolio’s underweight to consumer discretionary and an overweight to energy slightly benefited the Fund’s benchmark-relative returns, while lack of exposure to the stronger-performing utilities sector, and an overweight to the underperforming communication services sector, slightly detracted. A significant headwind for the Fund’s relative returns for the year to date has been the outperformance of stocks with low price-to-earnings (P/E) ratios. The portfolio was underweight relative to the benchmark in those stocks because they do not meet our competitive, financial, and ESG investment criteria. (P/E Ratio reflects the price of a stock divided by its earnings per share.) The Fund’s overall security selection results made a slight, positive contribution to relative performance during the six-month period.

With regard to individual positions, portfolio holdings that aided the Fund’s benchmark-relative returns for the period included Schlumberger, EOG Resources, and Coca-Cola. Schlumberger is a leading oilfield services company. The shares made a significant, positive contribution to the

Pioneer Fund | Semiannual Report | 6/30/22 5

Fund’s relative performance during the six-month period, as oil prices remained high due to tight supply and geopolitical tensions. Schlumberger is a dominant firm in the oilfield services space and is widely regarded as a technology leader, allowing the company to attain premium pricing and maintain a competitive edge. We believe Schlumberger emerged from the recent down cycle for energy firms as a leaner, less capital-intensive company, which could lead to a more sustainable business over the long-term. The company also plays a critical role in addressing climate change by helping oil-and-gas companies improve operational efficiency while reducing or avoiding emissions and lowering water usage. Schlumberger is making investments in businesses that support clean energy, carbon capture services, and geothermal energy. Another energy holding in the portfolio that benefited from the positive market environment for the sector over the six-month period was low-cost oil-and-gas producer EOG Resources. We consider the stock a good fit with our sustainability orientation for the portfolio, as the company has reduced the use of fresh water to 20% of its total water used, reduced flaring, and increased worker safety. The portfolio’s position in Coca-Cola also contributed to positive relative results for the Fund during the six-month period, as the company announced quarterly revenues and earnings that exceeded investor expectations in the second quarter. In addition, the company’s management maintained its full-year guidance, despite headwinds and uncertainties related to macroeconomic factors such as the conflict in Ukraine and the COVID-19-related lockdowns in China. We believe that Coca-Cola could continue benefiting from the economic reopening. However, we also view the company as having strong defensive qualities, which could allow it to better manage cost pressures from rising prices as compared with Coca-Cola’s counterparts.

Individual positions that detracted from the Fund’s benchmark-relative performance during the six-month period included Lam Research, Live Nation Entertainment, and Elanco Animal Health. Semiconductor-equipment manufacturer Lam Research reported lower-than-expected quarterly results this past spring, due to cost and supply chain issues. While we believe those issues are likely to persist for the short term, at least, we also think the company could benefit in the intermediate term from a secular shift in semiconductor manufacturing to North America, driven by concerns regarding security of supply. Lam’s stock has traded at a significant valuation discount to the S&P 500, making the risk-reward profile favorable, in our opinion, despite the near-term supply chain issues. Lam also has a solid ESG profile in the semiconductor industry, with strong waste management practices and certified environmental management systems at all of its facilities. Live Nation is

6 Pioneer Fund | Semiannual Report | 6/30/22

one of the world’s largest producers of live entertainment. The share price fell during the period despite the company’s reporting generally strong second-quarter results, as investors were concerned about the effects of inflation and labor shortages on the summer event season. Longer-term, we believe the company could benefit from a secular shift in consumer spending towards experiences, including both live and digital concerts. Elanco Animal Health, an animal health provider, was another key detractor from the Fund’s benchmark-relative returns during the six-month period. Elanco’s share price declined after the company issued guidance that was below expectations, due to the effects of foreign exchange rates and the Ukraine-Russia conflict on its results. We have retained the portfolio’s position in the stock, because we believe the company could generate additional sales from the launch of new products, and from additional indications on its existing products. The company also appears to be on track with its cost reduction program, which could contribute to improved profitability.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended June 30, 2022?
A	No, the Fund had no exposure to derivatives during the period.
Q	Could you discuss the Fund’s commitment to ESG investing?
A	We consider environmental, social, and corporate governance (ESG) factors in our fundamental research and investment selection processes. We believe this information helps us gain a more complete understanding of a company and its business. We have historically followed ESG criteria in managing the Fund’s portfolio. However, ESG investment criteria were formally incorporated into the Fund’s prospectus on July 1, 2018. The Fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses. We also consider pertinent ESG information, including ESG ratings, in seeking to avoid investing in companies perceived to have the most ESG-related risk.
Q	What is your outlook as the Fund enters a new fiscal year?
A	We anticipate continued market volatility as the Fed raises interest rates, inflation concerns persist, and the Russia-Ukraine situation continues to unfold. We believe maintaining balanced Fund exposures to what we view as quality cyclical stocks, as well as to reasonably priced growth stocks, is the best investment approach in the current environment. By

Pioneer Fund | Semiannual Report | 6/30/22 7

comparison, we believe equities of hyper-growth, unprofitable companies could be vulnerable to valuation compression if interest rates continue to rise. We also think low-quality, distressed-value stocks may underperform, especially shares of companies with excessive debt loads.

With this outlook in mind, we have increased the portfolio’s exposure to what we believe are defensive stocks, mainly in health care, while reducing allocations to banks and mega-cap technology stocks, though we have added to some positions in what we view as high-quality technology stocks, as we believe valuations became more attractive in the second quarter. We have also selectively increased the Fund’s allocations to materials - with a preference for companies that we believe could benefit from the trend towards the electrification of more machinery and other components - and to energy, especially oilfield services, as we think valuations in the sector have remained attractive.

As of the end of June, the Fund’s biggest overweights relative to the benchmark were in materials, communication services, and energy. While the communication services sector has been one of the worst-performing sectors in the S&P 500 for the first six months of 2022, we believe there is a favorable risk-reward profile for investing in the sector, given long-term secular drivers such as artificial intelligence, as well as attractive valuations. The Fund’s biggest underweights versus the S&P 500 as of quarter-end are in the economically sensitive consumer (both staples and discretionary) and financials sectors. The portfolio also continues to have zero exposure to real estate and utilities, sectors that have tended to be more sensitive to changes in interest rates.

8 Pioneer Fund | Semiannual Report | 6/30/22

Please refer to the Schedule of Investments on pages 19–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fund | Semiannual Report | 6/30/22 9

Portfolio Summary | 6/30/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc., Class A	7.78%
2.	Microsoft Corp.	5.81
3.	Apple, Inc.	4.79
4.	Analog Devices, Inc.	4.79
5.	Schlumberger, Ltd.	3.89
6.	Visa, Inc., Class A	3.73
7.	International Flavors & Fragrances, Inc.	3.57
8.	EOG Resources, Inc.	3.31
9.	United Parcel Service, Inc., Class B	3.15
10.	Citizens Financial Group, Inc.	2.76

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Fund | Semiannual Report | 6/30/22

Prices and Distributions | 6/30/22

Net Asset Value per Share

Class	6/30/22	12/31/21
A	$30.20	$37.80
C	$23.99	$30.10
K	$30.81	$38.56
R	$30.26	$37.91
Y	$30.81	$38.55

Distributions per Share: 1/1/22–6/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0400	$ —	$ —
C	$ —	$ —	$ —
K	$0.0900	$ —	$ —
R	$ —	$ —	$ —
Y	$0.0900	$ —	$ —

Index Definition

The Standard & Poor’s 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Fund | Semiannual Report | 6/30/22 11

Performance Update | 6/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)
	Net	Public
	Asset	Offering	S&P
	Value	Price	500
Period	(NAV)	(POP)	Index
10 years	12.85%	12.19%	12.96%
5 years	12.70	11.37	11.31
1 year	-12.98	-17.97	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fund | Semiannual Report | 6/30/22

Performance Update | 6/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns

(As of June 30, 2022)

			S&P
	If	If	500
Period	Held	Redeemed	Index
10 years	11.97%	11.97%	12.96%
5 years	11.81	11.81	11.31
1 year	-13.66	-14.37	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
1.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Fund | Semiannual Report | 6/30/22 13

Performance Update | 6/30/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns
(As of June 30, 2022)

	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	12.95%	12.96%
5 years	12.89	11.31
1 year	-12.70	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross	Net
0.73%	0.61%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 30, 2019, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 30, 2019, would have been higher than the performance shown. For the period beginning December 30, 2019, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2023, for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Fund | Semiannual Report | 6/30/22

Performance Update | 6/30/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns

(As of June 30, 2022)

	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	12.41%	12.96%
5 years	12.23	11.31
1 year	-13.35	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross
1.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fund | Semiannual Report | 6/30/22 15

Performance Update | 6/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor’s 500 Index.

Average Annual Total Returns

(As of June 30, 2022)

	Net
	Asset	S&P
	Value	500
Period	(NAV)	Index
10 years	13.17%	12.96%
5 years	13.01	11.31
1 year	-12.68	-10.62

Expense Ratio
(Per prospectus dated May 1, 2022)
Gross	Net
0.81%	0.61%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2023, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Fund | Semiannual Report | 6/30/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/22
Ending Account	$800.00	$797.00	$801.20	$798.20	$801.40
Value (after expenses)
on 6/30/22
Expenses Paid	$4.06	$7.53	$2.72	$6.20	$2.72
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.69%, 0.61%, 1.39%, and 0.61% for Class A, Class C, Class K, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Fund | Semiannual Report | 6/30/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2022 through June 30, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 1/1/22
Ending Account	$1,020.28	$1,016.41	$1,021.77	$1,017.90	$1,021.77
Value (after expenses)
on 6/30/22
Expenses Paid	$4.56	$8.45	$3.06	$6.95	$3.06
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.69%, 0.61%, 1.39%, and 0.61% for Class A, Class C, Class K, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Fund | Semiannual Report | 6/30/22

Schedule of Investments | 6/30/22

(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 100.1%
COMMON STOCKS — 98.7% of Net Assets
Air Freight & Logistics — 3.1%
1,145,519	United Parcel Service, Inc., Class B	$ 209,103,038
	Total Air Freight & Logistics	$ 209,103,038
Banks — 5.1%
5,140,221	Citizens Financial Group, Inc.	$ 183,454,488
3,401,594	Truist Financial Corp.	161,337,603
	Total Banks	$ 344,792,091
Beverages — 1.5%
1,592,094	Coca-Cola Co.	$ 100,158,634
	Total Beverages	$ 100,158,634
Biotechnology — 2.6%
206,218(a)	Regeneron Pharmaceuticals, Inc.	$ 121,901,646
182,841(a)	Vertex Pharmaceuticals, Inc.	51,522,766
	Total Biotechnology	$ 173,424,412
Capital Markets — 2.0%
659,993	CME Group, Inc.	$ 135,100,567
	Total Capital Markets	$ 135,100,567
Chemicals — 3.5%
1,993,688	International Flavors & Fragrances, Inc.	$ 237,488,115
	Total Chemicals	$ 237,488,115
Construction Materials — 2.3%
523,333	Martin Marietta Materials, Inc.	$ 156,602,167
	Total Construction Materials	$ 156,602,167
Electrical Equipment — 0.7%
228,515	Rockwell Automation, Inc.	$ 45,545,325
	Total Electrical Equipment	$ 45,545,325
Energy Equipment & Services — 3.8%
7,220,632	Schlumberger, Ltd.	$ 258,209,800
	Total Energy Equipment & Services	$ 258,209,800
Entertainment — 5.4%
1,195,369	Electronic Arts, Inc.	$ 145,416,639
1,716,125(a)	Live Nation Entertainment, Inc.	141,717,603
189,181(a)	Netflix, Inc.	33,082,081
476,543(a)	Walt Disney Co.	44,985,659
	Total Entertainment	$ 365,201,982
Food & Staples Retailing — 1.8%
257,731	Costco Wholesale Corp.	$ 123,525,314
	Total Food & Staples Retailing	$ 123,525,314

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 19

Schedule of Investments | 6/30/22

(unaudited) (continued)

Shares		Value
Health Care Equipment & Supplies — 1.0%
771,271	Medtronic Plc	$ 69,221,572
	Total Health Care Equipment & Supplies	$ 69,221,572
Health Care Providers & Services — 2.6%
345,704	UnitedHealth Group, Inc.	$ 177,563,945
	Total Health Care Providers & Services	$ 177,563,945
Hotels, Restaurants & Leisure — 3.2%
73,329(a)	Booking Holdings, Inc.	$ 128,251,688
1,255,662(a)	Planet Fitness, Inc., Class A	85,397,572
	Total Hotels, Restaurants & Leisure	$ 213,649,260
Interactive Media & Services — 7.7%
237,125(a)	Alphabet, Inc., Class A	$ 516,757,027
	Total Interactive Media & Services	$ 516,757,027
Internet & Direct Marketing Retail — 2.1%
1,311,664(a)	Amazon.com, Inc.	$ 139,311,833
	Total Internet & Direct Marketing Retail	$ 139,311,833
IT Services — 5.3%
612,899(a)	Akamai Technologies, Inc.	$ 55,976,066
160,273	Mastercard, Inc., Class A	50,562,926
1,259,146	Visa, Inc., Class A	247,913,256
	Total IT Services	$ 354,452,248
Life Sciences Tools & Services — 3.9%
540,088	Danaher Corp.	$ 136,923,110
224,918	Thermo Fisher Scientific, Inc.	122,193,451
	Total Life Sciences Tools & Services	$ 259,116,561
Machinery — 2.4%
917,234	Caterpillar, Inc.	$ 163,964,750
	Total Machinery	$ 163,964,750
Metals & Mining — 2.0%
4,491,834	Freeport-McMoRan, Inc.	$ 131,431,063
	Total Metals & Mining	$ 131,431,063
Oil, Gas & Consumable Fuels — 3.3%
1,992,051	EOG Resources, Inc.	$ 220,002,112
	Total Oil, Gas & Consumable Fuels	$ 220,002,112
Personal Products — 1.0%
257,193	Estee Lauder Cos., Inc., Class A	$ 65,499,341
	Total Personal Products	$ 65,499,341

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Semiannual Report | 6/30/22

Shares		Value
Pharmaceuticals — 5.2%
8,871,805(a)	Elanco Animal Health, Inc.	$ 174,153,532
533,268	Eli Lilly & Co.	172,901,484
	Total Pharmaceuticals	$ 347,055,016
Road & Rail — 2.5%
802,963	Union Pacific Corp.	$ 171,255,949
	Total Road & Rail	$ 171,255,949
Semiconductors & Semiconductor Equipment — 10.4%
2,180,293	Analog Devices, Inc.	$ 318,519,004
360,500	KLA Corp.	115,028,340
334,853	Lam Research Corp.	142,697,606
837,089	NVIDIA Corp.	126,894,322
	Total Semiconductors & Semiconductor Equipment	$ 703,139,272
Software — 7.4%
302,774(a)	Adobe, Inc.	$ 110,833,450
1,503,048	Microsoft Corp.	386,027,818
	Total Software	$ 496,861,268
Specialty Retail — 0.9%
227,397	Home Depot, Inc.	$ 62,368,175
	Total Specialty Retail	$ 62,368,175
Technology Hardware, Storage & Peripherals — 4.7%
2,330,326	Apple, Inc.	$ 318,602,171
	Total Technology Hardware, Storage & Peripherals	$ 318,602,171
Textiles, Apparel & Luxury Goods — 1.3%
836,771	NIKE, Inc., Class B	$ 85,517,996
	Total Textiles, Apparel & Luxury Goods	$ 85,517,996
TOTAL COMMON STOCKS
	(Cost $5,527,109,423)	$ 6,644,921,004
SHORT TERM INVESTMENTS — 1.4% of Net Assets
Open-End Fund — 1.4%
92,464,430(b)	Dreyfus Government Cash Management, Institutional
	Shares, 1.35%	$ 92,464,430
$ 92,464,430
TOTAL SHORT TERM INVESTMENTS
	(Cost $92,464,430)	$ 92,464,430
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.1%
	(Cost $5,619,573,853)	$ 6,737,385,434
	OTHER ASSETS AND LIABILITIES — (0.1)%	$ (8,731,767)
	NET ASSETS — 100.0%	$ 6,728,653,667

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 21

Schedule of Investments | 6/30/22

(unaudited) (continued)

(a) Non-income producing security.

(b) Rate periodically changes. Rate disclosed is the 7-day yield at June 30, 2022.

Purchases and sales of securities (excluding short-term investments) for the six months ended June 30, 2022, aggregated $2,494,982,714 and $2,423,748,206, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2022, the Fund did not engage in any cross trade activity.

At June 30, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,652,230,090 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,482,012,529
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(396,857,185)
Net unrealized appreciation	$ 1,085,155,344

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3	– significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,644,921,004	$ —	$ —	$ 6,644,921,004
Open-End Fund	92,464,430	—	—	92,464,430
Total Investments
in Securities	$ 6,737,385,434	$ —	$ —	$ 6,737,385,434

During the six months ended June 30, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Semiannual Report | 6/30/22

Statement of Assets and Liabilities | 6/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,619,573,853)	$ 6,737,385,434
Receivables —
Investment securities sold	37,565,695
Fund shares sold	3,723,376
Dividends	5,350,419
Interest	107,708
Due from the Adviser	140,060
Other assets	122,104
Total assets	$ 6,784,394,796
LIABILITIES:
Payables —
Investment securities purchased	$ 48,607,049
Fund shares repurchased	4,769,944
Distributions	25,042
Trustees’ fees	5,407
Due to affiliates	792,893
Accrued expenses	1,540,794
Total liabilities	$ 55,741,129
NET ASSETS:
Paid-in capital	$ 5,461,892,513
Distributable earnings	1,266,761,154
Net assets	$ 6,728,653,667
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $5,586,088,374/184,946,884 shares)	$ 30.20
Class C (based on $68,753,162/2,866,005 shares)	$ 23.99
Class K (based on $30,792,666/999,317 shares)	$ 30.81
Class R (based on $41,684,392/1,377,561 shares)	$ 30.26
Class Y (based on $1,001,335,073/32,502,822 shares)	$ 30.81
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $30.20 net asset value per share/100%-5.75%
maximum sales charge)	$ 32.04

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 23

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 6/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 44,822,171
Interest from unaffiliated issuers	221,917
Total Investment Income		$ 45,044,088
EXPENSES:
Management fees
Basic fees	$ 22,932,201
Performance adjustment	2,537,877
Administrative expenses	1,280,250
Transfer agent fees
Class A	961,070
Class C	23,548
Class K	119
Class R	65,174
Class Y	548,844
Distribution fees
Class A	8,054,111
Class C	378,614
Class R	117,915
Shareowner communications expense	597,733
Custodian fees	32,488
Registration fees	68,612
Professional fees	191,304
Printing expense	19,475
Trustees’ fees	205,722
Miscellaneous	107,404
Total expenses		$ 38,122,461
Less fees waived and expenses reimbursed by
the Adviser		(4,808,277)
Net expenses		$ 33,314,184
Net investment income		$ 11,729,904
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 125,411,235
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,815,328,293)
Other assets and liabilities denominated in
foreign currencies	(23,820)	$(1,815,352,113)
Net realized and unrealized gain (loss) on investments		$(1,689,940,878)
Net decrease in net assets resulting from operations		$(1,678,210,974)

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Semiannual Report | 6/30/22

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	6/30/22	Ended
	(unaudited)	12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 11,729,904	$ 11,543,013
Net realized gain (loss) on investments	125,411,235	986,621,605
Change in net unrealized appreciation
(depreciation) on investments	(1,815,352,113)	809,560,232
Net increase (decrease) in net assets resulting
from operations	$(1,678,210,974)	$ 1,807,724,850
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.04 and $6.12 per share, respectively)	$ (7,438,554)	$(1,010,859,218)
Class C ($— and $6.07 per share, respectively)	—	(13,102,837)
Class K ($0.09 and $6.24 per share, respectively)	(79,634)	(3,899,854)
Class R ($— and $6.07 per share, respectively)	—	(7,616,576)
Class Y ($0.09 and $6.25 per share, respectively)	(2,768,912)	(122,877,629)
Total distributions to shareowners	$ (10,287,100)	$(1,158,356,114)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 627,171,157	$ 911,450,636
Reinvestment of distributions	9,900,806	1,119,214,479
Cost of shares repurchased	(575,089,772)	(797,597,277)
Net increase in net assets resulting from
Fund share transactions	$ 61,982,191	$ 1,233,067,838
Net increase (decrease) in net assets	$(1,626,515,883)	$ 1,882,436,574
NET ASSETS:
Beginning of period	$ 8,355,169,550	$ 6,472,732,976
End of period	$ 6,728,653,667	$ 8,355,169,550

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 25

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	6/30/22	6/30/22	Ended	Ended
	Shares	Amount	12/31/21	12/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,570,645	$ 89,612,818	4,774,807	$ 184,797,026
Reinvestment of
distributions	234,251	7,280,318	26,809,757	977,906,785
Less shares repurchased	(8,253,669)	(285,834,013)	(14,443,854)	(559,328,470)
Net increase
(decrease)	(5,448,773)	$(188,940,877)	17,140,710	$ 603,375,341
Class C
Shares sold	478,810	$ 13,249,615	997,310	$ 31,934,161
Reinvestment of
distributions	—	—	436,704	12,686,105
Less shares repurchased	(281,360)	(7,695,311)	(424,443)	(13,543,064)
Net increase	197,450	$ 5,554,304	1,009,571	$ 31,077,202
Class K
Shares sold	395,443	$ 13,641,827	493,429	$ 19,899,034
Reinvestment of
distributions	2,451	79,634	104,525	3,895,644
Less shares repurchased	(98,600)	(3,399,624)	(260,650)	(10,162,797)
Net increase	299,294	$ 10,321,837	337,304	$ 13,631,881
Class R
Shares sold	189,525	$ 6,485,332	230,786	$ 9,070,044
Reinvestment of
distributions	—	—	208,369	7,616,576
Less shares repurchased	(193,303)	(6,630,106)	(484,649)	(18,550,962)
Net decrease	(3,778)	$ (144,774)	(45,494)	$ (1,864,342)
Class Y
Shares sold	14,309,060	$ 504,181,565	16,876,332	$ 665,750,371
Reinvestment of
distributions	77,672	2,540,854	3,141,442	117,109,369
Less shares repurchased	(7,783,332)	(271,530,718)	(4,897,440)	(196,011,984)
Net increase	6,603,400	$ 235,191,701	15,120,334	$ 586,847,756

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Semiannual Report | 6/30/22

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class A
Net asset value, beginning of period	$ 37.80	$ 34.54	$ 29.58	$ 24.76	$ 28.81	$ 28.90
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.05	$ 0.16	$ 0.25	$ 0.29	$ 0.31
Net realized and unrealized gain (loss) on investments	(7.61)	9.33	6.81	7.34	(0.54)	5.75
Net increase (decrease) from investment operations	$ (7.56)	$ 9.38	$ 6.97	$ 7.59	$ (0.25)	$ 6.06
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.05)	$ (0.15)	$ (0.24)	$ (0.28)	$ (0.29)
Net realized gain	—	(6.07)	(1.86)	(2.53)	(3.52)	(5.86)
Total distributions	$ (0.04)	$ (6.12)	$ (2.01)	$ (2.77)	$ (3.80)	$ (6.15)
Net increase (decrease) in net asset value	$ (7.60)	$ 3.26	$ 4.96	$ 4.82	$ (4.05)	$ (0.09)
Net asset value, end of period	$ 30.20	$ 37.80	$ 34.54	$ 29.58	$ 24.76	$ 28.81
Total return (b)	(20.00)%(c)	27.81%	23.90%	31.00%	(1.74)%	21.54%(d)
Ratio of net expenses to average net assets	0.91%(e)	0.94%	1.04%	1.04%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets	0.28%(e)	0.13%	0.52%	0.86%	0.98%	0.99%
Portfolio turnover rate	32%(c)	89%	91%	71%	60%	58%
Net assets, end of period (in thousands)	$ 5,586,088	$ 7,196,933	$ 5,984,206	$ 5,144,683	$ 4,264,175	$ 4,765,993
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.02%(e)	1.06%	1.08%	1.04%	0.96%	0.94%
Net investment income (loss) to average net assets	0.17%(e)	0.01%	0.48%	0.86%	0.98%	0.99%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 21.51%.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 27

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class C
Net asset value, beginning of period	$ 30.10	$ 28.70	$ 24.90	$ 21.22	$ 25.17	$ 25.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.07)(b)	$ (0.20)(b)	$ (0.07)(b)	$ 0.01	$ 0.04	$ 0.05
Net realized and unrealized gain (loss) on investments	(6.04)	7.67	5.74	6.27	(0.42)	5.14
Net increase (decrease) from investment operations	$ (6.11)	$ 7.47	$ 5.67	$ 6.28	$ (0.38)	$ 5.19
Distributions to shareowners:
Net investment income	$ —	$ —	$ (0.01)	$ (0.07)	$ (0.05)	$ (0.07)
Net realized gain	—	(6.07)	(1.86)	(2.53)	(3.52)	(5.86)
Total distributions	$ —	$ (6.07)	$ (1.87)	$ (2.60)	$ (3.57)	$ (5.93)
Net increase (decrease) in net asset value	$ (6.11)	$ 1.40	$ 3.80	$ 3.68	$ (3.95)	$ (0.74)
Net asset value, end of period	$ 23.99	$ 30.10	$ 28.70	$ 24.90	$ 21.22	$ 25.17
Total return (c)	(20.30)%(d)	26.79%	22.99%	29.92%	(2.52)%	20.57%
Ratio of net expenses to average net assets	1.69%(e)	1.71%	1.81%	1.84%	1.76%	1.73%
Ratio of net investment income (loss) to average net assets	(0.50)%(e)	(0.63)%	(0.25)%	0.05%	0.15%	0.19%
Portfolio turnover rate	32%(d)	89%	91%	71%	60%	58%
Net assets, end of period (in thousands)	$68,753	$80,320	$47,608	$40,142	$37,237	$89,663
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.80%(e)	1.83%	1.85%	1.84%	1.76%	1.73%
Net investment income (loss) to average net assets	(0.61)%(e)	(0.75)%	(0.29)%	0.05%	0.15%	0.19%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Semiannual Report | 6/30/22

	Six Months
	Ended	Year	Year
	6/30/22	Ended	Ended	12/30/19* to
	(unaudited)	12/31/21	12/31/20	12/31/19
Class K
Net asset value, beginning of period	$ 38.56	$ 35.13	$ 30.04	$ 30.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.19	$ 0.26	$ 0.00(b)
Net realized and unrealized gain (loss) on investments	(7.77)	9.48	6.93	(0.08)
Net increase (decrease) from investment operations	$ (7.66)	$ 9.67	$ 7.19	$ (0.08)
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.17)	$ (0.24)	$ —
Net realized gain	—	(6.07)	(1.86)	—
Total distributions	$ (0.09)	$ (6.24)	$ (2.10)	$ —
Net increase (decrease) in net asset value	$ (7.75)	$ 3.43	$ 5.09	$ (0.08)
Net asset value, end of period	$ 30.81	$ 38.56	$ 35.13	$ 30.04
Total return (c)	(19.88)%(d)	28.23%	24.33%	33.04%(d)
Ratio of net expenses to average net assets	0.61%(e)	0.61%	0.69%	0.67%(e)
Ratio of net investment income (loss) to average net assets	0.61%(e)	0.48%	0.85%	1.28%(e)
Portfolio turnover rate	32%(d)	89%	91%	71%(d)
Net assets, end of period (in thousands)	$30,793	$26,995	$12,743	$13,025
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.74%(e)	0.73%	0.73%	0.67%(e)
Net investment income (loss) to average net assets	0.48%(e)	0.36%	0.81%	1.28%(e)

* Class K commenced operations on December 30, 2019.

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount is less than $0.01.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class R
Net asset value, beginning of period	$ 37.91	$ 34.73	$ 29.74	$ 24.89	$ 28.93	$ 29.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)(b)	$ (0.10)(b)	$ 0.04	$ 0.13	$ 0.17	$ 0.17
Net realized and unrealized gain (loss) on investments	(7.62)	9.35	6.85	7.37	(0.53)	5.76
Net increase (decrease) from investment operations	$ (7.65)	$ 9.25	$ 6.89	$ 7.50	$ (0.36)	$ 5.93
Distributions to shareowners:
Net investment income	$ —	$ —	$ (0.04)	$ (0.12)	$ (0.16)	$ (0.15)
Net realized gain	—	(6.07)	(1.86)	(2.53)	(3.52)	(5.86)
Total distributions	$ —	$ (6.07)	$ (1.90)	$ (2.65)	$ (3.68)	$ (6.01)
Net increase (decrease) in net asset value	$ (7.65)	$ 3.18	$ 4.99	$ 4.85	$ (4.04)	$ (0.08)
Net asset value, end of period	$ 30.26	$ 37.91	$ 34.73	$ 29.74	$ 24.89	$ 28.93
Total return (c)	(20.18)%(d)	27.28%	23.41%	30.45%	(2.12)%	20.99%
Ratio of net expenses to average net assets	1.39%(e)	1.33%	1.44%	1.45%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets	(0.20)%(e)	(0.27)%	0.13%	0.44%	0.57%	0.55%
Portfolio turnover rate	32%(d)	89%	91%	71%	60%	58%
Net assets, end of period (in thousands)	$41,684	$52,370	$49,550	$48,363	$44,314	$51,716
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.50%(e)	1.45%	1.47%	1.45%	1.37%	1.38%
Net investment income (loss) to average net assets	(0.31)%(e)	(0.39)%	0.10%	0.44%	0.57%	0.55%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Semiannual Report | 6/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	6/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class Y
Net asset value, beginning of period	$ 38.55	$ 35.13	$ 30.04	$ 25.11	$ 29.17	$ 29.19
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.19	$ 0.27	$ 0.32	$ 0.35	$ 0.39
Net realized and unrealized gain (loss) on investments	(7.75)	9.48	6.92	7.45	(0.55)	5.81
Net increase (decrease) from investment operations	$ (7.65)	$ 9.67	$ 7.19	$ 7.77	$ (0.20)	$ 6.20
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.18)	$ (0.24)	$ (0.31)	$ (0.34)	$ (0.36)
Net realized gain	—	(6.07)	(1.86)	(2.53)	(3.52)	(5.86)
Total distributions	$ (0.09)	$ (6.25)	$ (2.10)	$ (2.84)	$ (3.86)	$ (6.22)
Net increase (decrease) in net asset value	$ (7.74)	$ 3.42	$ 5.09	$ 4.93	$ (4.06)	$ (0.02)
Net asset value, end of period	$ 30.81	$ 38.55	$ 35.13	$ 30.04	$ 25.11	$ 29.17
Total return (b)	(19.86)%(c)	28.20%	24.33%	31.31%	(1.56)%	21.85%
Ratio of net expenses to average net assets	0.61%(d)	0.61%	0.71%	0.81%	0.77%	0.69%
Ratio of net investment income (loss) to average net assets	0.59%(d)	0.48%	0.84%	1.09%	1.17%	1.24%
Portfolio turnover rate	32%(c)	89%	91%	71%	60%	58%
Net assets, end of period (in thousands)	$1,001,335	$998,552	$378,626	$107,783	$95,481	$108,729
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.83%(d)	0.81%	0.83%	0.81%	0.77%	0.69%
Net investment income (loss) to average net assets	0.37%(d)	0.28%	0.72%	1.09%	1.17%	1.24%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Fund | Semiannual Report | 6/30/22 31

Notes to Financial Statements | 6/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

32 Pioneer Fund | Semiannual Report | 6/30/22

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Pioneer Fund | Semiannual Report | 6/30/22 33

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At June 30, 2022, no securities were valued using fair value methods.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

34 Pioneer Fund | Semiannual Report | 6/30/22

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ 441,139,710
Long-term capital gains	717,216,404
Total	$1,158,356,114

Pioneer Fund | Semiannual Report | 6/30/22 35

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 26,203,321
Undistributed long-term capital gains	28,572,270
Net unrealized appreciation	2,900,483,637
Total	$2,955,259,228

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $192,354 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are

36 Pioneer Fund | Semiannual Report | 6/30/22

allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, less liquid trading markets, extreme price volatility, currency risks, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of

Pioneer Fund | Semiannual Report | 6/30/22 37

laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund

38 Pioneer Fund | Semiannual Report | 6/30/22

investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away

Pioneer Fund | Semiannual Report | 6/30/22 39

from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion of the Fund’s average daily net assets, and 0.55% on the excess over $10 billion of the Fund’s average daily net assets. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Standard and Poor’s 500

40 Pioneer Fund | Semiannual Report | 6/30/22

Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser, contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the six months ended June 30, 2022, the aggregate performance adjustment resulted in an increase to the basic fee of $2,537,877. For the six months ended June 30, 2022, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.61% and 0.61% of the average daily net assets attributable to Class K shares and Class Y shares, respectively. These expense limitations are in effect through May 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended June 30, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $668,444 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended June 30, 2022, the Fund paid $205,722 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At June 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $5,407.

4. Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer Fund | Semiannual Report | 6/30/22 41

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$568,000
Class C	7,612
Class K	1,905
Class R	1,094
Class Y	19,122
Total	$597,733

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $124,449 in distribution fees payable to the Distributor at June 30, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

42 Pioneer Fund | Semiannual Report | 6/30/22

purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2022, CDSCs in the amount of $16,888 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2022, the Fund had no borrowings under the credit facility.

Pioneer Fund | Semiannual Report | 6/30/22 43

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

44 Pioneer Fund | Semiannual Report | 6/30/22

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Fund | Semiannual Report | 6/30/22 45

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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52 Pioneer Fund | Semiannual Report | 6/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)
Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19404-16-0822

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date September 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 6, 2022

* Print the name and title of each signing officer under his or her signature.